VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA E
File No. 811-09847, CIK 0001034623
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA E, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report for the following underlying management investment companies: Transamerica Series Trust, Fidelity Variable Insurance Products Fund, Janus Aspen Series, MFS® Variable Insurance Trust, Oppenheimer Variable Account Funds, Putnam Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 9/5/2008, Transamerica Series Trust, filed its semi annual report with the Commission via EDGAR (CIK: 0000778207).

•	On 8/25/2008, Fidelity Variable Insurance Products Fund filed its semi annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

•	On 8/27/2008, Janus Aspen Series filed its semi annual report with the Commission via EDGAR (CIK: 0000906185).

•	On 9/8/2008, MFS® Variable Insurance Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000918571).

•	On 8/26/2008, Oppenheimer Variable Account Funds filed its semi annual report with the Commission via EDGAR (CIK: 0000752737).

•	On 8/28/2008, Putnam Variable Trust filed its semi annual report with the Commission via EDGAR (CIK: 0000822671).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company